Investor Presentation July 2009 V 7.2; 7 8 09

SAFE HARBOR This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue" or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: our ability to borrow additional amounts under the loan from Bay City Capital, which is subject to the discretion of Bay City Capital; our ability to obtain necessary financing in the near term, including amounts necessary to repay Bay City Capital by the September 14, 2009 maturity date (or earlier if certain repayment acceleration provisions are triggered); our ability to control our operating expenses; our ability to comply with covenants included in the loan from Bay City Capital; our ability to maintain the listing of our common stock on NASDAQ; our ability to timely recruit and enroll patients in any future clinical trials; failure to obtain sufficient data from enrolled patients that can be used to evaluate VIA- 2291, thereby impairing the validity or statistical significance of our clinical trials; our ability to successfully complete our clinical trials of VIA-2291 on expected timetables and the outcomes of such clinical trials; complexities in designing and implementing cardiometabolic clinical trials using surrogate endpoints in Phase 1 and Phase 2 clinical trials which may differ from the ultimate endpoints required for registration of a candidate drug; the results of our clinical trials, including without limitation, with respect to the safety and efficacy of VIA-2291; if the results of the ACS and CEA studies, upon further review and analysis, are revised, interpreted differently by regulatory authorities or negated by later stage clinical trials; our ability to obtain necessary FDA approvals, including to initiate future clinical trials of VIA-2291; our ability to successfully commercialize VIA-2291; our ability to identify potential clinical candidates from the family of DGAT1 compounds licensed and move them into preclinical development; our ability to obtain and protect our intellectual property related to our product candidates; our potential for future growth and the development of our product pipeline, including the THR beta agonist candidate and the other compounds licensed from Roche; our ability to obtain strategic opportunities to partner and collaborate with large biotechnology or pharmaceutical companies to further develop VIA- 2291; our ability to form and maintain collaborative relationships to develop and commercialize our product candidates; general economic and business conditions; and the other risks described under Item IA "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and our Form 10Q for the quarter ended March 31, 2009, on file with the SEC. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made, and VIA undertakes no obligation to update publicly any of these statements in light of new information or future events. This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, nor do the contents of the presentation constitute legal, tax or business advice. 2

Executive Summary VIA is Developing Drugs Targeting Novel Mechanisms in Cardiometabolic Disease - Large Unmet Medical Need Despite Successful Treatments Our Lead Product, VIA-2291, Targets Reduction of Inflammation in Atherosclerosis Phase 2 Data on VIA-2291 Have Achieved Goals, Supporting Further Development VIA Met with the FDA and Received Input on Phase 3 Plan, Including Potential Request for Special Protocol Assessment Market Research Indicates Launched Drug Would Have Strong Potential Commercial Profile Strong Interest from Cardiovascular Community 3

Residual Risk of Major Adverse Cardiac Events (MACE) Lipitor Zocor Pravachol Published Clinical Trial Results Plavix 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% IDEAL Prove IT HPS 4S LIPID CARE CAPRIE Risk not addressed Reduction in MACE 70-80% of Risk Unaddressed Despite Current Standard of Care Relative Risk Reduction 4

Inflammation Will Be the Target of the Next Generation of Therapeutics for Atherosclerosis 5

6 Stable plaque MACE Inflammation Causes Plaque Rupture and MACE Thin fibrous cap Large fatty core Thick fibrous cap Small fatty core Reducing inflammation to stabilize plaque: A new paradigm for treating CV disease Unstable plaque Leukotrienes Proteases Cytokines Necrotic Core

Pharma Companies with Programs in Inflammation and CV Disease - AstraZeneca - Merck - GSK - Boehringer-Ingelheim - Roche - Novartis - Lilly - Bristol Myers Squibb GSK has Announced Major Financial Commitments to Develop an Anti- inflammatory Drug for Atherosclerosis Darapladib inhibits one pathway for the production of arachidonic acid "Effects of the Direct Lipoprotein-Associated Phospholipase A2 Inhibitor Darapladib on Human Coronary Atherosclerotic Plaque" Circulation (2008) 118: 1172-1182. GSK announced broad Phase 3 program December 17, 2008: First trial in coronary artery disease is enrolling Second trial focused on secondary prevention in ACS patients Inflammation in Atherosclerosis is a Focus of Pharma 7

Leukotrienes are Key Mediators of Plaque Inflammation VIA's Science & Data Human gene expression shows up-regulation of leukotriene pathway in plaques Physiol. Genomics (2005) 23:103-118. Gene expression studies in animal models shows up-regulation of leukotriene pathway in plaques Physiol. Genomics (2005) 22: 213-226. Inhibitors of 5-lipoxygenase (5-LO) reduce plaque formation and inflammation in animal model Abstract, AHA 2007 From the Scientific Literature Human genetic analysis shows gene variants in leukotriene pathway are associated with increases in cardiovascular disease Gene expression studies of human biopsies show increased expression of leukotriene pathway correlates with plaque instability Mouse genetics associate leukotriene pathway with lesion development Leukotriene receptor antagonists reduce plaque formation in animal models 8

5-LO Catalyzes Key Step in the Production of Leukotrienes Leukotrienes are Potent Chemoattractants for Inflammatory Cells and Increase Vascular Permeability 5-LO Catalyzes the Rate Determining Step 5-LO is a Pharmaceutically Validated Target in Asthma VIA-2291 is a Potent and Specific Inhibitor of 5- LO and Leukotriene Biosynthesis Arachidonic Acid LTA4 LTB4 LTC4 LTD4 LTE4 5-LO FLAP LTA4 H LTC4 S Phospholipid PLA2 9

VIA-2291 - Potent and De-risked Drug Diligence of 35 Compounds Identified ABT-761 at Abbott Laboratories Once daily oral dosing Highly potent and specific inhibitor of 5-LO Significant patient experience at doses up 300 mg Furthest in development of all 5-LO inhibitors Strong Development Program at Abbott Continued at VIA All Toxicology studies completed Manufacturing fully scaled-up 1100+ volunteers and asthma patients (28 trials) 150+ cardiovascular patients (2 trials completed and 1 ongoing) VIA operating at doses of 25 - 100mg once daily, well below Abbott doses No Significant Target Associated Toxicities With Leukotriene Pathway 10

VIA-2291 Market Exclusivity is Assured by Multiple Mechanisms Composition of Matter Patent Expires November 6th 2012 in United States (US 5,288,751) November 5th 2013 in EU (France, Germany, UK, Italy, Spain) (667,855) Extension of up to 5 years of patent life in the US under Patent Term Restoration Act potentially available VIA-2291 is a New Chemical Entity 5-year period of exclusivity under FD&C Act section 505(c)(3)(E) against 505(b)(2) applications and ANDAs in the United States Up to 10 years of exclusivity in the EU under Directive 2001/83/EC Method of Use Patent US Patent No. 7,495,024 - "Phenylalkyl N-Hydroxyureas for Combating Atherosclerotic Plaque" Issued February 24th 2009 Expires August 7th 2026 Being prosecuted in all major markets worldwide 11

Comprehensive Phase 2 Program in CV Disease With Significant Data Reported at AHA & ATVB Acute Coronary Syndrome (ACS) Trial Carotid Endarterectomy (CEA) Trial 12

5-LO Inhibition Reduced Vascular Inflammation Increased Plaque Stability Reduction in MACE 5-LO Hypothesis Development of a drug with a novel mechanism requires parallel development of both the compound and the surrogate markers 13

Phase 2 Objectives for VIA-2291 Explore Dose Range of Leukotriene Inhibition in Cardiovascular Population Demonstrate Effect on Inflammatory Biomarker Show Ability to Down Regulate Inflammatory Genes in Plaque Show Improvement in Plaque Morphology Show Safety in Cardiovascular Patients Intensively Treated with Best Standard of Care 14

VIA-2291 Phase 2 Clinical Strategy ACS FDG-PET 191 patients 12 weeks Dose - 25, 50, or 100mg Biomarkers Safety Coronary Imaging (MDCT) Sub-Study Additional 12 weeks Tx Genomic Sub-study 50 patients 12 weeks Dose -100mg Biomarkers Plaque Tissue Histology Safety 50 Patients 24 weeks Dose - 100mg Biomarkers Carotid Imaging Safety (ongoing) CEA Double-blind placebo controlled trials on top of standard of care 15

Phase 2 Objectives for VIA-2291 Explore Dose Range of Leukotriene Inhibition in Cardiovascular Population Demonstrate Effect on Inflammatory Biomarker Show Ability to Down Regulate Inflammatory Genes in Plaque Show Improvement in Plaque Morphology Show Safety in Cardiovascular Patients Intensively Treated with Best Standard of Care 16

VIA-2291 is a Potent Inhibitor of Both LTB4 and LTE4 Urinary LTE4 Whole Blood LTB4 Data shown from ACS trial; analogous results obtained in CEA trial Placebo VIA-2291 25mg VIA-2291 50mg VIA-2291 100mg Ex vivo In vivo 17

Phase 2 Objectives for VIA-2291 Explore Dose Range of Leukotriene Inhibition in Cardiovascular Population Demonstrate Effect on Inflammatory Biomarker Show Ability to Down Regulate Inflammatory Genes in Plaque Show Improvement in Plaque Morphology Show Safety in Cardiovascular Patients Intensively Treated with Best Standard of Care 18

ACS Trial - hsCRP 24 Week 19

Phase 2 Objectives for VIA-2291 Explore Dose Range of Leukotriene Inhibition in Cardiovascular Population Demonstrate Effect on Inflammatory Biomarker Show Ability to Down Regulate Inflammatory Genes in Plaque Show Improvement in Plaque Morphology Show Safety in Cardiovascular Patients Intensively Treated with Best Standard of Care 20

VIA-2291 Reduces Genes Up-regulated in Unstable Plaques 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 IL-6 Osteopontin IL-10 MMP-9 Fold change Relative to Placebo 0 1 1.5 2 2.5 3 3.5 4 4.5 IL-6 Osteopontin IL-10 MMP-9 Fold change Relative to Placebo 0 0.5 1 1.5 2 2.5 3 3.5 4 4.5 IL-6 Osteopontin IL-10 MMP-9 Fold change Relative to Placebo Stable Placebo Unstable Placebo Unstable VIA-2291 0.5 21

Phase 2 Objectives for VIA-2291 Explore Dose Range of Leukotriene Inhibition in Cardiovascular Population Demonstrate Effect on Inflammatory Biomarker Show Ability to Down Regulate Inflammatory Genes in Plaque Show Improvement in Plaque Morphology Show Safety in Cardiovascular Patients Intensively Treated with Best Standard of Care 22

VIA-2291 Decreases Necrotic Core in Unstable Plaques Histology - Morphometry n=6 n=3 n=4 n=7 *p<0.02 *p<0.02 Results of 12 Weeks of Treatment 23 Necrotic Core Carotid Lumen Plaque Thickness 0 0.2 0.4 0.6 0.8 1 Stable Unstable Ratio Necrotic Core Thickness/Plaque Thickness Placebo VIA-2291

MDCT: Plaque Burden and New Lesions p <0.01 24

MDCT Analysis - Non-Calcified Plaque Burden * White arrows indicate location of lesion * 25

Phase 2 Objectives for VIA-2291 Explore Dose Range of Leukotriene Inhibition in Cardiovascular Patients Demonstrate Effect on Inflammatory Biomarker Show Ability to Down Regulate Inflammatory Genes in Plaque Show Improvement in Plaque Morphology Show Safety in Cardiovascular Patients Intensively Treated with Best Standard of Care 26

VIA-2291 Safety Profile All Trials Monitored by Data Safety Monitoring Board (DSMB) VIA-2291 Was Generally Well-tolerated at All Doses Tested No Drug-related Serious Adverse Events (SAEs) Reported Reversible Laboratory Findings in VIA-2291 Treated Patients DSMB: Safety Findings Support Further Development of VIA-2291 27

Phase 2 Objectives for VIA-2291 1. Explore Dose Range of Leukotriene Inhibition in Cardiovascular Patients 2. Demonstrate Effect on Inflammatory Biomarker 3. Show Ability to Down Regulate Inflammatory Genes in Plaque 4. Show Improvement in Plaque Morphology 5. Show Safety in Cardiovascular Patients Intensively Treated with Best Standard of Care 28

Ongoing Clinical Studies FDG-Positron Emission Tomography (FDG-PET) Serial images of carotid vessels at 0 and 24 weeks Permits assessment of inflammatory activity in plaques Fully enrolled Results due 2H 2009 Genomic Analysis ACS Phase 2 Sub-Study Genomic analysis of patient DNA from ACS trial Markers of leukotriene pathway, inflammation, and drug metabolism Results due 2H 2009 29

5-LO Inhibition Reduced Vascular Inflammation Increased Plaque Stability Reduction in MACE Weight of the Clinical Evidence Supports the 5-LO Hypothesis ACS CEA MDCT FDG-PET LTB4 & LTE4 Inhibition LTB4 & LTE4 Inhibition Reduction of hsCRP Reduction of hsCRP Reduction of Cytokines Reduction of Proteases Reduction of Necrotic Core Plaque Burden Reduced Inflammatory Activity in Plaques Assessed Inflammatory Activity in Plaques Assessed 30

5-LO Inhibition Reduced Vascular Inflammation Increased Plaque Stability Reduction in MACE Key Data Correlate With Clinical Outcomes ACS CEA MDCT FDG-PET LTB4 & LTE4 Inhibition LTB4 & LTE4 Inhibition Reduction of hsCRP Reduction of hsCRP Reduction of Cytokines Reduction of Proteases Reduction of Necrotic Core Plaque Burden Reduced Inflammatory Activity in Plaques Assessed Inflammatory Activity in Plaques Assessed 31

Clinical Outcome Correlations - hsCRP and Plaque Burden 32 Result Clinical Significance Reference Reductions in hsCRP Reductions in hsCRP levels correlate with reduced incidence of MACE in both healthy patients (primary prevention - JUPITER) and those that have experienced a previous MACE (secondary prevention - PROVE-IT) 1) Cannon et al (2004) NEJM 350:1495. 2) Ridker et al (2009) Lancet 373:1175. Inhibiting the growth or reducing plaque burden Inhibiting the progression of plaque burden assessed by IVUS following statin or antihypertensive therapy has shown to correlate with reductions in LDL-C, hsCRP and MACE 1) Nissen et al (2004) JAMA 292:2217 2) Nissen et al (2005) NEJM 352:29 3) Nissen et al (2006) JAMA 295: 1556.

hsCRP and LDL-C - Treat to Dual Target Goals 33 JUPITER Trial Primary prevention patients with LDL-C ^ 130 and hsCRP ^ 2 received rosuvastatin Those achieving LDL-C < 70 and hsCRP < 1 had a 79% decrease in MACE Only 15% of the patients achieved hsCRP < 1 VIA ACS Trial Secondary prevention patients not selected for high CRP who received standard of care (statins) plus or minus 100mg VIA-2291 for 24 weeks 37% of the patients on standard of care achieved hsCRP levels < 1 82% of the patients on standard of care and VIA -2291 achieved hsCRP levels < 1 VIA 2291 in Conjunction With Intensive Statin Therapy May Permit More Patients to Achieve Dual Target Goals

VIA-2291 End of Phase 2a Meeting Safety and Biological Data Reviewed from ACS and CEA Clinical Studies Guidance from the FDA Will be Incorporated into the VIA-2291 Registration and Phase 3 Program VIA intends to Submit the Phase 3 Plan to FDA Including a Request for a Special Protocol Assessment (SPA) 34

Development Strategy 35 Phase 2 Data Demonstrate Safety, Confirm Mechanism, and Show Changes That Correlate with Clinically Significant Endpoints Phase 3 Cardiovascular Outcome Trial will Assess the Effect of VIA-2291 in Preventing MACE Patient Population Event Rate Drug Effect Size Definition of MACE Ongoing Discussions with Pharmaceutical Companies Establish relationships for co-development or license

Potential Commercial Market for Launched Drug is Large 36 Research for Commercial Market Plan done by Inventiv Health Target Secondary Prevention in post-ACS Patients Primary Research included: Potential Prescribing Physicians Third Party Payors Pharmacists Cardiology Key Opinion Leaders Research Suggests Launched Drug Would Have "Statin Like" Commercial Profile with Potential to Progress Ultimately into Primary Prevention

ACS Market Remains Significant and Growing 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 US 1516843 1535550 1555111 1570590 1613888 1629950 1671694 1688330 1705131 1722099 1739235 1756540 EU5 1019796 1027160 1056142 1062110 1088003 1094150 1115051 1121350 1127684 1134053 1140458 1146899 Centers for Disease Control. Morbidity and Mortality Weekly Report. 2007. 56(06);113-118. Heart Disease and Stroke Statistics - 2008 Update. American Heart Association. Datamonitor. Stakeholder Insight: Acute Coronary Syndromes. December 2007. CAGR <1.5% in either region. Estimate is derived from primary and secondary ICD-9 codes for ACS. 37 Source - Inventiv Health 2008

Target Product Sales Estimated to Surpass $7.5 Billion by 2023 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 TPP 84112878 804972543 1464086319 2136223723 2750406770 3307002374 3806312557 4250773346 4666156045 5055989653 Lower Efficacy 76466253 731793221 1330987563 1942021567 2500369791 3006365795 3460284142 3864339405 4241960041 4596354230 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 TPP 83222987 318296961 621390660 997631092 1389874405 1734975349 2044573811 2319533031 2574747959 Lower Efficacy 75657261 289360873 564900600 906937357 1263522187 1577250318 1858703465 2108666392 2340679963 Estimated to surpass $5 Billion by 2023 in the US Estimated to surpass $2.5 Billion by 2023 in the EU5 38 Inventiv Health 2008 - key assumptions: - Commercial launch 2014 - Initial target is post ACS secondary prevention - Assumed target product profile, which may differ from VIA-2291 - Commercial partner with targeted sales force

New NCE Assets Address Cardiometabolic Diseases 39

Expanding Product Pipeline

Compound/Target	Area of Focus	Research	Pre-Clinical	Phase 1	Phase 2	Phase 3
VIA-2291 / 5-LO	**Secondary Prevention for ACS Patients**					
Thyroid Hormone Receptor-β (THR-β) Agonist	**Hypercholesterolemia, insulin sensitization**					
Diacylglycerol acyl Transferase-1 (DGAT-1) Inhibitor	**Metabolic diseases, dyslipidemia**					

40

Thyroid Hormone Receptor Beta Agonist (THR-^) IND Ready Candidate with Target Product Profile of: Oral, once a day, small molecule drug Clinically validated target Multiple potential indications include - Hypercholesterolemia - Type 2 diabetes / insulin sensitization Potential Anti-diabetic Efficacy with Cardiovascular Benefit Readily Accessible Biomarkers that Reflect Clinical Efficacy and Safety in Early Clinical Studies (Phase 1/2a) Asset Licensed from Roche December 2008 Worldwide rights Majority of upfront payments tied to development and regulatory milestones Roche retains right of first negotiation 41

Diacylglycerol Acyl Transferase-1 (DGAT-1) Inhibitor Compounds Target Multiple Potential Indications: Dyslipidemia Diabetes Obesity Potential Anti-diabetic Efficacy with Cardiovascular Benefit Pre-clinical Studies Demonstrated: Positive effects on body weight Improvement in insulin sensitivity: - Decreased insulin and glucose levels Near Term Milestone is Identification of Lead Compound Licensed from Roche December 2008 Worldwide rights to assets Broad patent estate Majority of upfront payments tied to product development and regulatory milestones 42

Milestones, Management, and Advisors 43

Accomplishments & Upcoming Milestones 2007 - 2008 Accomplishments VIA launched as public company Initiated FDG-PET Phase 2 Expanded clinical advisory board and KOL network Addition of Dr. Rebecca Taub - Sr. VP R&D Reported positive results from CEA and ACS trials at AHA NCE assets acquired from Roche VIA-2291 intellectual property expanded with new patent MDCT positive sub-study results Upcoming Milestones Phase 2 results for FDG-PET 2H 09 Define next development steps for VIA-2291 TBD Define development milestones for THR-^ TBD 44

Personnel Position Experience Larry Cohen, PhD CEO Zyomyx, Progenitor, Somatix, Therion, Harvard Medical Becky Taub, MD SVP R&D Roche, Bristol-Myers Squibb, Dupont, U Penn-HHMI Brendan Rae, PhD, JD SVP Bus Dev Roche, Purdue Pharma Jim Stewart SVP CFO ACT, CN Biosciences, Ventro, E&Y Tom Quertermous, MD Founder and SAB Chair Stanford Medical School Oye Olukotun, MD, MPH Founder Bristol-Myers Squibb, Mallinckrodt, Esperion Experienced Leadership Team 45

Advisory Boards Scientific Advisory Board Israel Charo, MD, PhD UCSF Marco Conti, MD Stanford Medical School Garret FitzGerald, MD University of Pennsylvania Colin Funk, PhD Queens University Christopher Glass, MD, PhD UCSD Todd Klingler, PhD XDx, Inc. Thomas Quertermous, MD Stanford Medical School Clinical Advisory Board Marcelo Di Carli, MD Brigham and Women's Hospital Robert Fenichel, MD, PhD Former FDA Peter Libby, MD Brigham and Women's Hospital Marc Pfeffer, MD, PhD Brigham & Women's Hospital Paul Ridker, MD Brigham & Women's Hospital Jean-Lucien Rouleau, MD University of Montreal Jean-Claude Tardif, MD University of Montreal 46

Executive Summary VIA is Developing Drugs Targeting Novel Mechanisms in Cardiometabolic Disease - Large Unmet Medical Need Despite Successful Treatments Our Lead Product, VIA-2291, Targets Reduction of Inflammation in Atherosclerosis Phase 2 Data on VIA-2291 Have Achieved Goals, Supporting Further Development VIA Met with the FDA and Received Input on Phase 3 Plan, Including Potential Request for Special Protocol Assessment Market Research Indicates Launched Drug Would Have Strong Potential Commercial Profile Strong Interest from Cardiovascular Community 47